Exhibit 99.1

[GRAPHIC OMITTED]
 TOMPKINS
  FINANCIAL

                                                   For more information contact:
                                             Stephen S. Romaine, President & CEO
                                                          Francis M. Fetsko, CFO
                                     Tompkins Financial Corporation 607.273.3210

For Immediate Release
Wednesday October 24, 2007


Tompkins Financial Corporation reports increase in third quarter earnings per share

ITHACA, NY - Tompkins Financial Corporation (TMP-American Stock Exchange)

Tompkins Financial Corporation reported diluted earnings per share of $0.70 for the third quarter of 2007, an increase of 2.9% from the $0.68 per share reported in the same quarter of 2006. Stephen S. Romaine, President and CEO stated, "We are very excited to show improvement in third quarter earnings per share over prior year results, especially during a quarter in which we recognized $712,000 in after tax reorganization and associated consulting charges related to profit improvement initiatives. These initiatives are designed to improve our overall efficiency and prepare us for future growth. We began to see benefits from these initiatives in the second quarter, and feel these initiatives have positioned us well as we head into the fourth quarter and for the longer term." Net income was $6.8 million for the third quarter of 2007, relatively unchanged from the third quarter of 2006.

Diluted earnings per share were $1.93 for the nine months ended September 30, 2007, down 3.5% from diluted earnings per share of $2.00 for the first nine months of 2006. Net income for the year-to-date period was $18.9 million in 2007, down 5.2% from the $20.0 million reported in the first nine months of 2006.

Although our current year-to-date results reflect a decline from 2006, diluted earnings per share for the first nine months of 2007 would have shown a 3.6% increase over 2006, if the prior year's results were adjusted for $685,000 in life insurance proceeds and if current period results were adjusted for $712,000 in after-tax reorganization charges.

Both year-to-date and quarterly earnings per share results for 2007, benefited from the repurchase of common shares made under our previously announced program. The Company repurchased 96,820 shares during the third quarter of 2007 at an average price of $37.57 per share. For the first nine months of 2007, the Company repurchased 309,099 shares at an average price of $38.73 per share.

Mr. Romaine added, "Contrary to many of the recent headlines in financial news regarding deteriorating credit quality in the banking industry, our asset quality remains strong. We have not been active participants in the sub-prime lending market and both residential loan delinquencies and charge-offs are down from the prior year." Nonperforming assets at September 30, 2007, represented a modest 0.37% of total assets, up from 0.19% twelve months earlier, but down slightly from June 2007. The increase over the prior year is mainly due to a single commercial relationship, which is 90% guaranteed by a government agency. For the nine months of 2007, net charge-offs were $968,000, up from $572,000 in 2006. Provisions expense for the year-to-date period in 2007 was $1.1 million, slightly more than net charge-offs for the same period.


The following significant highlights and events impacted third quarter and year-to-date results:

         1 Total revenue (consisting of net interest income and noninterest income) for 2007 was up 7.2% in the third quarter and 4.2% for the year-to-date, over the respective periods in 2006. Revenue growth over last year would have been 5.1% for the year-to-date if the $685,000 of life insurance proceeds received in the second quarter of 2006 were excluded from last year's results.

         2 Net interest income was $18.5 million in the third quarter of 2007, reflecting the highest quarterly net interest income level since March 2006. Net interest income was $54.6 million for the year-to-date period ended September 30, 2007, down 0.6% from the prior year.

         3 The net interest margin was 3.61% in the third quarter of 2007, 3.66% in the second quarter of 2007, and 3.75% in the third quarter of 2006.

         4 The improved quarterly net interest income over the prior year resulted from growth in total loans and core deposits (total deposits less time deposits of $100,000 or more, brokered deposits and municipal money market deposits) which were up 7.6% and 5.0%, respectively over September 30, 2006.

         5 Noninterest income for 2007 was up 16.3% for the quarter and 13.3% year-to-date. Key fee income categories showed solid growth over the same quarter last year with investment services income up 14.1%; insurance revenues up 13.3%; and service charges on deposit accounts up 37.4%.

         6 Noninterest expenses for the third quarter of 2007 were up 12.8% over the prior year, which includes $1.2 million in expenses related to the previously mentioned reorganization charges. Year-to-date noninterest expenses were up 8.6% over 2006 and also include the previously mentioned reorganization charges. Current period expenses were impacted by business expansion initiatives in 2006 and 2007, which included insurance agency acquisitions, expansion of retail brokerage services, and the expansion of banking offices.


Total assets were $2.3 billion at September 30, 2007, up 4.8% from December 31, 2006, and up 6.3% over September 30, 2006. Asset growth over the past twelve months included $106.4 million in total loans and leases, and $41.0 million in total securities.

Total deposits at September 30, 2007, were $1.7 billion, an increase of $22.3 million or 1.3% over September 30, 2006. The growth in deposits was primarily in core deposits, which increased by $65.1 million or 5.0%. Deposit growth benefited from the opening of three banking offices in 2006, the Southeast Office of Mahopac National Bank (March 2006), the Greece Office of The Bank of Castile (July 2006), and the Wappingers Falls Office of Mahopac National Bank (December 2006). In May 2007, The Bank of Castile opened a drive-up kiosk office in Batavia, NY.

Mr. Romaine commented, "We are very proud that our Company has a long history of solid performance, and it is always nice to see that performance recognized by others. Some of the recent recognitions we have received have included: Tompkins Financial was recognized by the Staton Institute as one of America's Finest Companies(R) (17th Annual Edition); Keefe, Bruyette & Woods recognized Tompkins on its 2007 KBW Honor Roll(R); and AM&M Financial Services was recognized by Wealth Manager Magazine as one of the top 500 wealth managers in the country.


Tompkins Financial Corporation operates 39 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout New York State. The Company offers fee-based financial planning and wealth management services through its AM&M Financial Services, Inc. subsidiary. AM&M Financial Services, Inc. is also the parent Company to Ensemble Financial Services, Inc., an independent broker dealer and leading outsourcing company for financial planners and investment advisors. Each Tompkins subsidiary operates with a community focus, meeting the unique needs of the communities served.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.


Tompkins Financial Corporation - Condensed Consolidated Statements of Condition
(Unaudited)


(In thousands, except share data)
                                                                                                  As of          As of
ASSETS                                                                                          9/30/2007      12/31/2006
                                                                                              -------------   -------------
Cash and noninterest bearing balances due from banks                                          $      56,456   $      48,251
Interest bearing balances due from banks                                                              2,670           1,723
Federal funds sold                                                                                        0           2,200
Trading securities, at fair value                                                                    66,340               0
Available-for-sale securities, at fair value                                                        634,353         655,322
Held-to-maturity securities, fair value of $50,780 at September 30, 2007,
   and $59,606 at December 31, 2006                                                                  50,549          59,038
Loans and leases, net of unearned income and deferred costs and fees                              1,383,928       1,326,298
Less:  Allowance for loan/lease losses                                                               14,410          14,328
---------------------------------------------------------------------------------------------------------------------------
                                                                      Net Loans/Leases            1,369,518       1,311,970

Bank premises and equipment, net                                                                     44,807          43,273
Corporate owned life insurance                                                                       26,555          25,622
Goodwill                                                                                             21,371          21,235
Other intangible assets                                                                               3,683           4,051
Accrued interest and other assets                                                                    40,560          38,152
---------------------------------------------------------------------------------------------------------------------------
                                                                          Total Assets        $   2,316,862   $   2,210,837
===========================================================================================================================

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
   SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
   Interest bearing:
     Checking, savings and money market                                                       $     750,639   $     680,844
     Time                                                                                           609,985         669,222
   Noninterest bearing                                                                              365,104         359,354
---------------------------------------------------------------------------------------------------------------------------
                                                                        Total Deposits            1,725,728       1,709,420

Federal funds purchased and securities sold under agreements to
   repurchase ($15,257 valued at fair value at September 30, 2007)                                  196,085         191,490
Other borrowings ($10,410 valued at fair value at September 30, 2007)                               148,213          85,941
Other liabilities                                                                                    55,541          32,914
---------------------------------------------------------------------------------------------------------------------------
                                                                     Total Liabilities        $   2,125,567   $   2,019,765
---------------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                        1,487           1,452

Shareholders' equity:
   Common stock - par value $.10 per share: Authorized 15,000,000 shares;
     Issued:  9,612,681 at September 30, 2007; and 9,889,569 at December 31, 2006.                      961             989
   Additional paid-in capital                                                                       147,498         158,203
   Retained earnings                                                                                 52,889          44,429
   Accumulated other comprehensive loss                                                              (9,826)        (12,487)
   Treasury stock, at cost, 69,272 shares at September 30, 2007,
     and 64,418 shares at December 31, 2006.                                                         (1,714)         (1,514)
---------------------------------------------------------------------------------------------------------------------------
                                                            Total Shareholders' Equity        $     189,808   $     189,620
---------------------------------------------------------------------------------------------------------------------------
                     Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                              And Shareholders' Equity        $   2,316,862   $   2,210,837
===========================================================================================================================


Tompkins Financial Corporation - Condensed Consolidated Statements of Income (Unaudited)


(In thousands, except per share data)                                    Three months ended          Nine months ended
                                                                     -------------------------   -------------------------
                                                                      09/30/2007    09/30/2006    09/30/2007    09/30/2006
                                                                     -----------   -----------   -----------   -----------
INTEREST AND DIVIDEND INCOME
Loans                                                                $    24,644   $    22,798   $    72,341   $    66,360
Balances due from banks                                                       29             8           183            73
Federal funds sold                                                            14             0           217             9
Trading securities                                                           813             0         1,989             0
Available-for-sale securities                                              7,227         7,281        22,018        20,992
Held-to-maturity securities                                                  497           632         1,560         2,046
--------------------------------------------------------------------------------------------------------------------------
                            Total Interest and Dividend Income            33,224        30,719        98,308        89,480
--------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
   Time certificates of deposits of $100,000 or more                       3,204         3,064        11,748         9,439
   Other deposits                                                          7,786         6,677        22,908        18,006
Federal funds purchased and securities sold under agreements
   to repurchase                                                           2,066         1,482         6,066         4,093
Other borrowings                                                           1,665         1,392         3,031         3,050
--------------------------------------------------------------------------------------------------------------------------
                                        Total Interest Expense            14,721        12,615        43,753        34,588
--------------------------------------------------------------------------------------------------------------------------
                                           Net Interest Income            18,503        18,104        54,555        54,892
--------------------------------------------------------------------------------------------------------------------------
                        Less:  Provision for loan/lease losses               387           482         1,050         1,015
--------------------------------------------------------------------------------------------------------------------------
     Net Interest Income After Provision for Loan/Lease Losses            18,116        17,622        53,505        53,877
--------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Investment services income                                                 3,621         3,173        10,628         9,128
Insurance commissions and fees                                             2,910         2,568         8,440         7,038
Service charges on deposit accounts                                        2,789         2,030         7,517         6,025
Card services income                                                         884           746         2,587         2,144
Other service charges                                                        631           651         1,927         1,867
Trading revenue                                                             (298)            0          (446)            0
Increase in cash surrender value of corporate owned life                     302           276           858           846
insurance
Life insurance proceeds                                                        0             0             0           685
Gains on sale of loans                                                        54            40           151           118
Other income                                                                 408           477           877         1,127
Net realized gain on available-for-sale securities                           283             0           289             0
--------------------------------------------------------------------------------------------------------------------------
                                      Total Noninterest Income            11,584         9,961        32,828        28,978
--------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                           9,045         8,265        26,616        24,928
Pension and other employee benefits                                        2,598         2,074         7,712         6,629
Net occupancy expense of bank premises                                     1,484         1,239         4,531         3,667
Furniture and fixture expense                                                949           885         2,895         2,753
Marketing expense                                                            568           648         1,748         1,850
Professional fees                                                            925           392         2,297         1,086
Software licenses and maintenance                                            552           459         1,555         1,434
Cardholder expense                                                           241           289           732           959
Amortization of intangible assets                                            155           183           498           540
Other operating expense                                                    3,182         3,026         9,885        10,013
--------------------------------------------------------------------------------------------------------------------------
                                    Total Noninterest Expenses            19,699        17,460        58,469        53,859
--------------------------------------------------------------------------------------------------------------------------
                 Income Before Income Tax Expense and Minority
                         Interest in Consolidated Subsidiaries            10,001        10,123        27,864        28,996
--------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                33            33            98            98
                                            Income Tax Expense             3,163         3,287         8,820         8,919
--------------------------------------------------------------------------------------------------------------------------
                                                    Net Income       $     6,805   $     6,803   $    18,946   $    19,979
==========================================================================================================================
Basic Earnings Per Share                                             $      0.71   $      0.69   $      1.94   $      2.02
==========================================================================================================================
Diluted Earnings Per Share                                           $      0.70   $      0.68   $      1.93   $      2.00
==========================================================================================================================


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

Tompkins Financial Corporation - Summary Financial Data (Unaudited)


                                          ---------------------------------------------------------------------------------------
(In thousands, except per share data)                                  Quarter-Ended                                  Year-Ended
                                          ---------------------------------------------------------------------------------------
                                            Sept-07        June-07         Mar-07        Dec-06          Sept-06        Dec-06
                                          -----------    -----------    -----------    -----------     -----------    -----------
Period End Balance Sheet
---------------------------------------------------------------------------------------------------------------------------------
Securities                                $   751,242    $   714,760    $   749,764    $   714,360     $   710,242    $   714,360
---------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned
  income and deferred costs and fees        1,383,928      1,361,415      1,339,995      1,326,298       1,277,552      1,326,298
---------------------------------------------------------------------------------------------------------------------------------
Allowance for loan/lease losses                14,410         14,357         14,523         14,328          14,120         14,328
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                2,316,862      2,261,057      2,280,163      2,210,837       2,179,695      2,210,837
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total deposits                              1,725,728      1,698,143      1,809,744      1,709,420       1,703,439      1,709,420
---------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities
  sold under agreements to repurchase         196,085        188,939        199,665        191,490         170,679        191,490
---------------------------------------------------------------------------------------------------------------------------------
Other borrowings                              148,213        156,214         46,311         85,941          87,003         85,941
---------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                          189,808        185,049        191,111        189,620         188,928        189,620
---------------------------------------------------------------------------------------------------------------------------------


Average Balance Sheet
---------------------------------------------------------------------------------------------------------------------------------
Average earning assets                    $ 2,097,965    $ 2,092,773    $ 2,075,905    $ 2,027,098     $ 1,986,050    $ 1,987,258
---------------------------------------------------------------------------------------------------------------------------------
Average assets                              2,259,801      2,251,474      2,234,524      2,181,906       2,138,042      2,138,943
---------------------------------------------------------------------------------------------------------------------------------
Average interest-bearing liabilities        1,674,654      1,681,831      1,671,532      1,615,409       1,581,486      1,588,211
---------------------------------------------------------------------------------------------------------------------------------
Average equity                                185,384        188,399        189,252        191,307         183,199        184,872
---------------------------------------------------------------------------------------------------------------------------------


Share data
---------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding
  (basic)                                   9,627,356      9,756,118      9,846,679      9,798,941       9,816,272      9,857,787
---------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding
  (diluted)                                 9,699,091      9,823,184      9,947,815      9,970,466       9,960,340      9,999,365
---------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding               9,580,034      9,673,858      9,809,753      9,856,922       9,790,547      9,856,922
---------------------------------------------------------------------------------------------------------------------------------
Book value per share                      $     19.81    $     19.13    $     19.48    $     19.24     $     19.30    $     19.24
---------------------------------------------------------------------------------------------------------------------------------


Income Statement
---------------------------------------------------------------------------------------------------------------------------------
Net interest income                       $    18,503    $    18,490    $    17,558    $    17,965     $    18,104    $    72,857
---------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                   387            192            471            409             482          1,424
---------------------------------------------------------------------------------------------------------------------------------
Noninterest income                             11,584         10,801         10,450         12,120           9,960         41,091
---------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                            19,699         19,674         19,097         18,058          17,459         71,910
---------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated
  subsidiaries                                     33             33             33             32              33            131
---------------------------------------------------------------------------------------------------------------------------------
Income tax expense                              3,163          3,031          2,626          3,798           3,287         12,716
---------------------------------------------------------------------------------------------------------------------------------
Net income                                      6,805          6,361          5,781          7,788           6,803         27,767
---------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                  $      0.71    $      0.65    $      0.59    $      0.79     $      0.69    $      2.82
---------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                $      0.70    $      0.65    $      0.58    $      0.78     $      0.68    $      2.78
---------------------------------------------------------------------------------------------------------------------------------


Asset Quality
---------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                           $       334    $       358    $       276    $       201     $        72    $       773
---------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                   7,869          8,474          7,358          2,994           3,307          2,994
---------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due
    and accruing                                  370              2             10              8             519              8
---------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not
    included above                                  0              0              0              0               0              0
---------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases            8,239          8,476          7,368          3,002           3,826          3,002
---------------------------------------------------------------------------------------------------------------------------------
  OREO                                            345            362            345            348             354            348
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                            8,584          8,838          7,713          3,350           4,180          3,350
---------------------------------------------------------------------------------------------------------------------------------

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

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

                                          ---------------------------------------------------------------------------------------
                                                                       Quarter-Ended                                  Year-Ended
                                          ---------------------------------------------------------------------------------------
                                            Sept-07        June-07         Mar-07        Dec-06          Sept-06        Dec-06
                                          -----------    -----------    -----------    -----------     -----------    -----------
Credit Quality
---------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
  and leases *                                   0.10%          0.11%          0.08%          0.06%           0.02%          0.06%
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans
  and leases                                     0.60%          0.62%          0.55%          0.23%           0.30%          0.23%
---------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                      0.37%          0.39%          0.34%          0.15%           0.19%          0.15%
---------------------------------------------------------------------------------------------------------------------------------
Allowance/nonperforming loans and leases       174.90%        169.38%        197.11%        477.28%         369.05%        477.28%
---------------------------------------------------------------------------------------------------------------------------------
Allowance/loans and leases                       1.04%          1.05%          1.08%          1.08%           1.11%          1.08%
---------------------------------------------------------------------------------------------------------------------------------


Capital Adequacy (period-end)
---------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                   7.9%           7.9%           8.1%           8.3%            8.3%           8.3%
---------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets             12.4%          12.6%          12.8%          13.1%           13.2%          13.1%
---------------------------------------------------------------------------------------------------------------------------------


Profitability
---------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                       1.19%          1.13%          1.05%          1.42%           1.26%          1.30%
---------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                      14.56%         13.54%         12.39%         16.15%          14.73%         15.02%
---------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                       3.61%          3.66%          3.55%          3.64%           3.75%          3.81%
---------------------------------------------------------------------------------------------------------------------------------
*   Quarterly ratios have been annualized


                                          ---------------------------------------------------------------------------------------
                                                                       Quarter-Ended                                  Year-Ended
                                          ---------------------------------------------------------------------------------------
Non-GAAP Disclosure                         Sept-07        June-07         Mar-07        Dec-06          Sept-06        Dec-06
                                          -----------    -----------    -----------    -----------     -----------    -----------
Reported net income                             6,805          6,361          5,781          7,788           6,803         27,767
---------------------------------------------------------------------------------------------------------------------------------
Adjustments:
---------------------------------------------------------------------------------------------------------------------------------
  Life insurance proceeds
---------------------------------------------------------------------------------------------------------------------------------
  Proceeds from sale of credit card
  portfolio  (after-tax)                                                                    (1,537)                        (2,222)
---------------------------------------------------------------------------------------------------------------------------------
  Reorganization related charges
  (after-tax)                                     712
---------------------------------------------------------------------------------------------------------------------------------
Subtotal adjustments                              712              0              0         (1,537)              0         (2,222)
---------------------------------------------------------------------------------------------------------------------------------
Adjusted net income                             7,517          6,361          5,781          6,251           6,803         25,545
---------------------------------------------------------------------------------------------------------------------------------
Adjusted diluted earnings per share               .78            .65            .58            .63             .68           2.56
---------------------------------------------------------------------------------------------------------------------------------


                                           Year-to-date period ended
                                          --------------------------
Non-GAAP Disclosure                         Sept-07        Sept-06
                                          -----------    -----------

Reported net income                            18,946         19,979
--------------------------------------------------------------------
Adjustments:
--------------------------------------------------------------------
  Life insurance proceeds                                       (685)
--------------------------------------------------------------------
  Reorganization related charges
  (after-tax)                                     712
--------------------------------------------------------------------
Subtotal adjustments                              712           (685)
--------------------------------------------------------------------
Adjusted net income                            19,658         19,294
--------------------------------------------------------------------
Adjusted earnings per share                      2.00           1.93
--------------------------------------------------------------------


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